Exhibit 99.3

Fourth Quarter 2016 Results

January 17, 2017

SYNOVUS
the bank of here

Forward Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on (1) future earnings per share; (2) future loan production and loan growth; (3) future deposit growth and loan to deposit ratios; (4) future net interest income and net interest margin; (5) future adjusted non-interest income; (6) future adjusted non-interest expense levels, operating leverage and adjusted efficiency ratio; (7) future credit trends and key credit metrics; (8) future tax rates; (9) future return on assets; (10) our strategy and initiatives for future growth, capital management, and financial planning; and (11) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2015 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted diluted earnings per share; adjusted non-interest income; adjusted non-interest expense; adjusted efficiency ratio; loan growth excluding the Global One acquisition; average core transaction deposit accounts; return on average tangible common equity (ROATCE); tangible common equity ratio; and common equity Tier 1 (CET1) ratio (fully phased-in). The most comparable GAAP measures to these measures are diluted earning per share; total non-interest income; total non-interest expense; efficiency ratio; total loan growth; total average deposits; return on average common equity; and total shareholders' equity to total assets ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization and to permit investors to assess the performance of Synovus on the same basis as that used by management. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors. Adjusted diluted earnings per share is a measure used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Adjusted non-interest income is a measure used by management to evaluate non-interest income exclusive of net investment securities gains. Adjusted non-interest expense and the adjusted efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Loan growth excluding the Global One acquisition is a measure used by management to evaluate organic loan growth exclusive of acquisitions. Average core transaction deposit accounts is a measure used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. Return on average tangible common equity (ROATCE) is a measure used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Tangible common equity ratio and common equity Tier 1 (CET1) ratio (fully phased-in) are used by management and bank regulators to assess the strength of our capital position. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

SYNOVUS

4Q16 Highlights

Improving Profitability

- Diluted EPS of $0.54, up 5.6% vs. 3Q16 and 25.9% vs. 4Q15
  - Adjusted diluted EPS(1) of $0.54, up 3.6% vs. 3Q16 and 22.2% vs. 4Q15
- Total revenues(2) of $301.7 million, up $7.5 million or 2.6% vs. 3Q16 and 8.2% vs. 4Q15
- Adjusted efficiency ratio(1)(3) of 60.32%, improvement of 23 b.p.s vs. 3Q16 and 181 b.p.s vs. 4Q15



$0.43
$0.51
$0.54
25.9% YoY
4Q15
3Q16
4Q16
Diluted EPS



(in millions)
$278.7
$294.1
$301.7
8.2% YoY
4Q15
3Q16
4Q16
Total Revenues(2)



62.13%
60.55%
60.32%
Improved 181 b.p.s YoY
4Q15
3Q16
4Q16
Adjusted Efficiency Ratio(1)(3)

Balance Sheet Growth

- Total average loans(4) grew $583.4 million or 10.0%(5) vs. 3Q16 and $1.61 billion or 7.3% vs. 4Q15
- Total average deposits grew $631.0 million or 10.4%(5) vs. 3Q16 and 6.1% vs. 4Q15



(in billions)
$22.12
$23.14
$23.72
7.3% YoY
4Q15
3Q16
4Q16
Total Average Loans



(in billions)
$23.24
$24.03
$24.66
6.1% YoY
4Q15
3Q16
4Q16
Total Average Deposits

Credit Quality, Capital Management, & Strategic Highlights

- NPL ratio of 0.64% improved 11 b.p.s from 4Q15
- ROATCE(1)(6) increased 188 b.p.s vs. 4Q15
- Completed $300 million share repurchase program
- Completed acquisition of Global One effective October 1



0.75%
0.64%
0.64%
11 b.p.s YoY
4Q15
3Q16
4Q16
NPL Ratio



7.74%
8.96%
9.62%
Improved 188 b.p.s YoY
4Q15
3Q16
4Q16
Return on Average Tangible Common Equity(1)(6)

(1) Non-GAAP financial measure; see appendix. (2) Consists of net interest income and non-interest income excluding net investment securities gains. (3) Efficiency ratio was 63.98% in 4Q16 vs. 63.13% in 3Q16 and 65.59% in 4Q15. (4) Include Global One acquisition effective October 1, 2016, which added $357 million in loans. (5) Annualized (6) Return on average common equity improved to 9.42% in 4Q16 from 8.89% in 3Q16 and 7.67% in 4Q15.

SYNOVUS

Loans grew 10.1%[1] vs. 3Q16 and 6.4% vs. 4Q15



Total Loans
(in billions)
$22.43
10.76
4.28
7.39
48.0%
19.1%
32.9%
$23.26
11.01
4.80
7.45
$23.86
11.54
4.96
7.36
48.4%
20.8%
30.8%
4Q15
3Q16
4Q16
(in millions)
Sequential quarter loan growth:
$565.3
$202.0
$593.5
CRE
Retail
C&I

- 4Q16 growth of $593.5 million or 10.1%[1] vs. 3Q16; up $236.8 million or 4.1%[1] excluding Global One acquisition[2][3]
  - C&I up $536.0 million or 19.4%[1][3]
  - Retail up $157.0 million or 13.0%[1]
  - CRE down $99.6 million or 5.3%[1]
- Annual growth of $1.43 billion or 6.4%[3]
  - C&I up $779.8 million or 7.2%[3]
  - Retail up $671.7 million or 15.6%
  - CRE down $28.8 million or 0.4%
- Continued portfolio diversification

(1) Annualized
(2) Non-GAAP financial measure; see appendix.
(3) 4Q16 balances include the Global One loan portfolio which totaled $357 million as of October 1, 2016, the effective date of the merger.

Average deposits grew 10.4%[1] vs. 3Q16 and 6.1% vs. 4Q15


Total Average Deposits
(in billions)
$23.24
1.18
2.30
3.19
16.57
$24.03
1.41(2)
2.11
3.15
17.36
$24.66
1.38(2)
2.36
3.14
17.78
4Q15
3Q16
4Q16
Core transaction accounts(3)
Time
SCM
Brokered

- **4Q16 total average deposits of $24.66 billion increased $631.0 million or 10.4%[1] vs. 3Q16**
  - Average core transaction accounts[3] of $17.78 billion increased $414.1 million or 9.5%[1] vs. 3Q16
- **4Q16 total average deposits increased $1.42 billion or 6.1% vs. 4Q15**
  - Average core transaction accounts[3] increased $1.21 billion or 7.3% vs. 4Q15

(1) Annualized
(2) Effective 2Q16, brokered deposits reflect the addition of a new bank deposit sweep product offered to Synovus Securities customers. Average balances of these accounts totaled $313.7 million and $313.9 million for 4Q16 and 3Q16, respectively.
(3) Core transaction accounts consist of non-interest bearing, NOW/savings, and money market deposits excluding SCM deposits. Non-GAAP financial measure; see appendix.

Net interest income grew 3.3% vs. 3Q16 and 9.8% vs. 4Q15



(dollars in millions)
$212.6
$226.0
$233.5
3.18%
3.27%
3.29%
4Q15
3Q16
4Q16
Net Interest Income
Net Interest Margin

Net Interest Income Sensitivity

Immediate change in short-term interest rates (in b.p.s)	Estimated % increase in net interest income*
+100	4.0%
+25	1.3%

* as compared to unchanged rates (for the next 12 months)

- Net interest income of $233.5 million increased $7.5 million or 3.3% vs. 3Q16 and 9.8% vs. 4Q15
- NIM of 3.29%, up 2 b.p.s vs. 3Q16
  - Yield on earning assets of 3.73%, up 2 b.p.s from 3Q16
    - Yield on loans of 4.14%, unchanged from 3Q16
  - Effective cost of funds of 0.44%, unchanged from 3Q16
    - Cost of interest bearing core deposits unchanged at 0.35%

Adjusted non-interest income(1) flat vs. 3Q16 and up 3.0% vs. 4Q15


(in millions)
Total Non-Interest Income
$66.2
$68.2
$74.0
8.2
4.1
18.9
35.0
6.5
7.3
19.6
34.8
12.7
5.5
20.3
35.5
4Q15
3Q16
4Q16
Other income
Mortgage banking income
Fiduciary/asset management, brokerage, and insurance revenues
Core banking fees(2)

- 4Q16 total non-interest income of $74.0 million grew $5.9 million or 8.6% vs. 3Q16 and 11.8% vs. 4Q15
  - Other income includes net investment securities gains of $5.9 million vs. $59 thousand in 3Q16 and $58 thousand in 4Q15
- Adjusted non-interest income(1) of $68.1 million unchanged vs. 3Q16 and up 3.0% vs. 4Q15
  - Core banking fees(2) of $35.5 million increased $689 thousand or 2.0% from 3Q16 and 1.4% from 4Q15
    - Gains from sale of GGL/SBA loans of $2.2 million increased $878 thousand or 67.7% from 3Q16 and 57.0% from 4Q15
  - Fiduciary/asset management, brokerage, and insurance revenues of $20.3 million increased $787 thousand or 4.0% from 3Q16 and 7.9% from 4Q15
  - Mortgage banking income of $5.5 million decreased $1.8 million or 24.9% vs. 3Q16 and increased 33.1% from 4Q15

(1) Non-GAAP financial measure; see appendix. (2) Include service charges on deposit accounts, bankcard fees, letter of credit fees, ATM fee income, line of credit non-usage fees, gains from sales of government guaranteed loans, and miscellaneous other service charges.

Adjusted efficiency ratio[1] of 60.32% improved 181 b.p.s vs. 4Q15


(dollars in millions)
$183.0
$180.2
$185.9
$183.9
$193.2
$187.0
62.13%
60.55%
60.32%
4Q15
3Q16
4Q16
Headcount:
4,452
4,351
4,436
Total Non-interest Expense
Adjusted Non-interest Expense(2)
Adjusted Efficiency Ratio(1)

- 4Q16 total non-interest expense of $193.2 million increased $7.3 million or 3.9% vs. 3Q16 and 5.6% vs. 4Q15
  - 4Q16 includes a $4.7 million charge related to changes in the valuation of the Visa derivative and $1.1 million in merger-related expenses
- 4Q16 adjusted non-interest expense[2] of $187.0 million increased $3.1 million or 1.7% vs. 3Q16 and 3.7% vs. 4Q15
  - 4Q16 includes $1.0 million for Global One operating expenses
  - Employment expense of $101.7 million, down $282 thousand or 0.3% and up 6.4% vs. 4Q15
  - Occupancy and equipment expense of $27.9 million, down $253 thousand or 0.9% and up 0.2% vs. 4Q15
  - Other expenses of $57.4 million, up $3.6 million or 6.7% and 1.0% vs. 4Q15
  - 4Q16 efficiency ratio was 63.98% vs. 63.13% in 3Q16 and 65.59% in 4Q15; adjusted efficiency ratio[1] improved to 60.32% from 60.55% in 3Q16 and 62.13% in 4Q15

(1) Adjusted efficiency ratio excludes foreclosed real estate expense and other credit costs, investment securities gains (losses), net, litigation contingency/settlement expenses, fair value adjustment to Visa derivative, loss on early extinguishment of debt, restructuring charges, merger-related expenses and amortization of intangibles. Non-GAAP financial measure; see appendix.
(2) Adjusted non-interest expense: 2015 amounts reflect reclassifications to conform to current year presentation. Foreclosed real estate expense and other credit costs are now included as components of adjusted non-interest expense. See slide 18 in appendix for additional information. Non-GAAP financial measure; see appendix.

SYNOVUS

Credit quality trends continue to be favorable

(dollars in millions)


NPA, NPL, and Past Due Ratios
1.25%
0.83%
0.42%
0%
0.96%
0.95%
0.81%
0.77%
0.74%
0.75%
0.78%
0.67%
0.64%
0.64%
0.21%
0.28%
0.24%
0.27%
0.27%
4Q15
1Q16
2Q16
3Q16
4Q16
NPA Ratio
NPL Ratio (1)
Total Past Dues > 30 Days Ratio


Net Charge-offs (2)
0.16%
0.11%
0.05%
0%
$3.4
0.06%
$7.4
0.13%
$6.1
0.11%
$6.9
0.12%
$8.3
0.14%
4Q15
1Q16
2Q16
3Q16
4Q16


Provision Expense
$10
$7
$3
$0
$5.0
$9.4
$6.7
$5.7
$6.3
4Q15
1Q16
2Q16
3Q16
4Q16


Allowance for Loan Losses
$275
$183
$92
$0
1.13%
$252.5
1.12%
$254.5
1.11%
$255.1
1.09%
$253.8
1.06%
$251.8
4Q15
1Q16
2Q16
3Q16
4Q16

(1) Excludes impaired loans held-for-sale. (2) Net charge-off ratio is as a percentage of average total loans, annualized.

SYNOVUS

Maintaining strong capital ratios

	4Q15	3Q16	4Q16
Common equity Tier 1 ratio	10.37 %	9.96	9.96 [1]
Tier 1 capital ratio	10.37	10.05	10.08 [1]
Total risk-based capital ratio	12.70	12.04	12.01 [1]
Leverage ratio	9.43	8.98	8.99
Tangible common equity ratio[2]	9.90	9.28	9.09
Disallowed deferred tax asset[3] (in millions)	$341.1	249.9	218.3

- Common equity Tier 1 ratio of 9.96%[1], well above regulatory minimums
- 4Q16 common equity Tier 1 ratio on a fully phased-in basis estimated at 9.52%[1][2]

(1) Preliminary (2) Non-GAAP financial measure; see appendix. (3) Tier 1 capital disallowed deferred tax asset; CET1 disallowed deferred tax asset is $131.0 million at December 31, 2016 compared to $149.9 million at September 30, 2016 and $215.5 million at December 31, 2015.

Capital management - new share repurchase program and dividend increase

2016 Capital Actions

- Completed $300 million common stock repurchase program (9.9 million shares at average price of $30.41)
  - Share count reduced by 7.6%*
- Returned over $322 million to common shareholders during the year with repurchases of $262.9 million in common stock and $59.4 million in common dividends

2017 Capital Actions

- The Board of Directors authorized a share repurchase program of up to $200 million to be completed during 2017
  - Size of repurchases will be based upon loan growth, liquidity, and capital optimization
- The Board of Directors approved a 25% increase in the quarterly common stock dividend to $0.15 per share
  - Dividend increase will be effective with the quarterly dividend payable in April 2017

* Number of shares repurchased under $300 million program divided by shares outstanding at program inception.

SYNOVUS

2016 Summary

Improving Profitability

- Diluted EPS of $1.89, up 16.7%
  - Adjusted diluted EPS[1] of $1.98, up 20.1%
- Total revenues[2] of $1.16 billion, up $73.9 million or 6.8%
- Adjusted efficiency ratio[1][3] of 61.06%, improvement of 87 b.p.s



$1.62
$1.89
16.7% YoY
2015
2016
Diluted EPS



(in billions)
$1.09
$1.17
6.8% YoY
2015
2016
Total Revenues(2)



61.93%
61.06%
Improved 87 b.p.s YoY
2015
2016
Adjusted Efficiency Ratio(1)(3)

Balance Sheet Growth

- Total average loans[4] grew $1.56 billion or 7.2%
- Total average deposits grew $1.33 billion or 5.9%



(in billions)
$21.54
$23.10
7.2% YoY
2015
2016
Total Average Loans



(in billions)
$22.55
$23.88
5.9% YoY
2015
2016
Total Average Deposits

Credit Quality and Capital Management

- NPL ratio of 0.64% improved 11 b.p.s
- ROATCE[1][5] increased 98 b.p.s



0.75%
0.64%
Improved 11 b.p.s YoY
2015
2016
NPL Ratio



7.54%
8.52%
98 b.p.s YoY
2015
2016
Return on Average Tangible Common Equity(1)(5)

(1) Non-GAAP financial measure; see appendix. (2) Consists of net interest income and non-interest income excluding net investment securities gains. (3) Efficiency ratio was 64.74% in 2016 vs. 65.61% in 2015. (4) Include Global One acquisition effective October 1, 2016, which added $90 million in average loans for the year. (5) Return on average common equity improved to 8.41% in 2016 from 7.46% in 2015.

SYNOVUS

2017 Guidance

Balance Sheet Growth	• Average loan growth of 5% to 7% • Average total deposits growth of 5% to 7%
Revenues	• Net interest income growth of 8% to 10% • Adjusted non-interest income* growth of 2% to 4%
Expense Management	• Total non-interest expense up 2% to 4% • Maintain positive operating leverage
Credit Quality	• Net charge-off ratio of 15 to 20 b.p.s • LLR ratio trend slightly downward but expected to remain above 1% • NPLs and NPAs expected to remain relatively flat
Capital Management	• Quarterly $0.15 common shareholder dividend • Share repurchase authorization of up to $200 million

Long-term Targets

EPS Growth 10+%

Return on Assets 1+%

Adjusted Efficiency Ratio* Below 60%

* Non-GAAP financial measure.

Appendix

Condensed Income Statement

SYNOVUS

(in thousands, except per share data)	4Q16	3Q16	4Q15
Net interest income	$233,530	$226,007	$212,620
Adjusted non-interest income*	68,121	68,096	66,117
Adjusted non-interest expense*	187,365	183,907	180,350
Provision expense	6,259	5,671	5,021
Investment securities gains, net	5,885	59	58
Loss on early extinguishment of debt	-	-	1,533
Litigation contingency/settlement (recovery) expense	-	(189)	710
Restructuring charges	42	1,243	69
Fair value adjustment to Visa derivative	4,716	360	371
Merger-related expenses	1,086	550	-
Income before taxes	108,068	102,620	90,741
Income tax expense	39,519	37,375	32,343
Dividends on preferred stock	2,559	2,559	2,559
Net income available to common shareholders	**$65,990**	**$62,686**	**$55,839**
Net income per diluted common share	**$0.54**	**$0.51**	**$0.43**
Average diluted common shares	123,187	123,604	131,197

* Non-GAAP financial measure

Quarterly Highlights Trend

SYNOVUS

		4Q15	1Q16	2Q16	3Q16	4Q16
Financial Performance	Diluted EPS	$0.43	0.39	0.46	0.51	**0.54**
	Net interest margin	3.18 %	3.27	3.27	3.27	**3.29**
	Adjusted efficiency ratio(1)	62.17	61.92	61.54	60.55	**60.32**
	ROA(2)	0.81	0.73	0.83	0.88	**0.90**
Balance Sheet Growth(3)	Total loans	10.3 %	5.9	5.3	3.5	**10.1**
	Total average deposits	6.7	0.6	6.9	7.1	**10.4**
Credit Quality	NPA ratio	0.96 %	0.95	0.81	0.77	**0.74**
	NCO ratio(2)	0.06	0.13	0.11	0.12	**0.14**
Capital	Common shares outstanding(4)	129,547	125,850	124,048	121,453	**122,266**
	CET1 ratio	10.37 %	10.04	10.01	9.96	**9.96**(5)
	TCE ratio(1)	9.90	9.62	9.52	9.28	**9.09**

(1) Non-GAAP financial measure. (2) Annualized (3) Sequential quarter growth, annualized. (4) In millions (5) Preliminary

Non-interest Income

SYNOVUS

(dollars in thousands)	4Q15	3Q16	4Q16	4Q16 vs. 3Q16 % Change	4Q16 vs. 4Q15 % Change
Service charges on deposit accounts	$20,522	$20,822	$20,653	(0.8%)	0.6%
Fiduciary and asset management fees	11,206	11,837	11,903	0.6%	6.2%
Brokerage revenue	6,877	6,199	7,009	13.1%	1.9%
Mortgage banking income	4,136	7,329	5,504	(24.9%)	33.1%
Bankcard fees	8,262	8,269	8,330	0.7%	0.8%
Investment securities gains, net	58	59	5,885	nm	nm
Other fee income	5,798	5,171	4,965	(4.0%)	(14.4%)
Other non-interest income	9,316	8,469	9,757	15.2%	4.7%
Total non-interest income	$66,175	$68,155	$74,006	8.6%	11.8%
Adjusted non-interest income*	$66,117	$68,096	$68,121	-	3.0%

nm - not meaningful
* Non-GAAP financial measure

Non-interest Expense

SYNOVUS

(dollars in thousands)	4Q15	1Q16	2Q16	3Q16	4Q16	2015	2016
Salaries and other personnel expense	$95,524	$101,358	$97,061	$101,945	$101,662	$380,918	$402,026
Net occupancy and equipment expense	27,816	26,577	26,783	28,120	27,867	107,466	109,347
FDIC insurance and other regulatory fees	6,776	6,719	6,625	6,756	6,614	27,091	26,714
Professional fees	8,265	6,369	6,938	6,486	6,904	26,647	26,698
Third-party processing expense	10,993	11,116	11,698	11,219	12,287	42,852	46,320
Loss on early extinguishment of debt	1,533	4,735	-	-	-	1,533	4,735
Litigation contingency/settlement (recovery) expense	710	2,700	-	(189)	-	5,110	2,511
Restructuring charges	69	1,140	5,841	1,243	42	36	8,267
Fair value adjustment to Visa derivative	371	360	360	360	4,716	1,463	5,795
Advertising expense	3,680	2,410	7,351	5,597	4,905	15,476	20,264
Merger-related expenses	-	-	-	550	1,086	-	1,636
Amortization of intangibles	123	121	-	-	400	503	521
Other expenses	20,309	19,678	21,811	18,146	21,917	76,903	81,552
Adjusted non-interest expense excluding credit costs	$173,363	$174,227	$178,267	$178,269	$182,156	$677,353	$712,921
Foreclosed real estate expense	4,454	2,684	4,588	2,725	2,840	22,804	12,838
Other credit costs	2,410	2,266	(445)	2,913	1,969	8,853	6,701
Adjusted non-interest expense*	$180,227	$179,177	$182,410	$183,907	$186,965	$709,010	$732,460

* Effective 1Q16, foreclosed real estate expense and other credit costs for all periods presented have been reclassified out of Credit Costs into Adjusted Non-Interest Expense.

Portfolio Distribution by Type

SYNOVUS

(dollars in millions)	4Q15		1Q16		2Q16		3Q16		4Q16	
Investment Properties	$5,752	25.6%	$5,983	26.3%	$5,921	25.6%	$5,970	25.7%	$5,933	24.8%
Residential Properties	1,129	5.0	1,161	5.1	1,128	4.9	1,071	4.6	1,024	4.3
Land Acquisition	514	2.3	470	2.0	459	2.0	425	1.8	409	1.7
Total CRE	$7,395	32.9%	$7,614	33.4%	$7,508	32.5%	$7,466	32.1%	$7,366	30.8%
C&I	10,772	48.0	10,809	47.5	10,955	47.5	11,016	47.3	11,552	48.4
Retail	4,293	19.1	4,364	19.1	4,625	20.0	4,808	20.6	4,964	20.8
Total Loans*	$22,430	100.0%	$22,758	100.0%	$23,061	100.0%	$23,263	100.0%	$23,856	100.0%

*Total loans exclude unearned income, which is not displayed on this table.

Investment Properties

SYNOVUS



Composition of 4Q16 Investment Properties Portfolio
Total Portfolio $5.93B
Other Investment Property 9%
Warehouses 8%
Multi-Family 27%
Shopping Centers 16%
Hotels 13%
Office Buildings 27%
Note: Only 4% of Office Buildings portfolio is in construction

- Investment Properties portfolio is diversified among property types
- The top markets for Investment Properties balances, such as Atlanta, Tampa, Nashville, and Orlando, are among the highest job growth markets in the nation

Residential C&D and Land Acquisition

SYNOVUS

Performing Residential C&D and Land Acquisition Portfolio Trends

(dollars in millions)



$5,875
$2,821
$1,363
$862
$829
$720
Decline of 88% from peak
4Q07
4Q09
4Q11
4Q13
4Q15
4Q16

- Performing residential C&D and land acquisition portfolio has decreased by 88% from a peak of $5.9B in 4Q07 to $720 million in 4Q16
  - 4Q16 portfolio represents 3% of total performing loans, compared to 22% in 4Q07
  - Note: This 22% exposure comprised over half of credit losses in subsequent years
- Synovus lends to established home builders on a limited basis
- The remaining balances in Land Acquisition are legacy balances, as Synovus is not growing its land portfolio

(dollars in millions)

Category	$	%
1-4 Family Construction	190.5	26%
Residential Development	127.5	18
Land Acquisition	402.5	56
Total	$720.5	100%

C&I Portfolio

SYNOVUS

Diverse Industry Exposure
Total Portfolio $11.55B



22.5%
7.6%
6.6%
4.0%
4.9%
7.1%
7.6%
6.7%
5.6%
4.6%
6.2%
3.3%
3.4%
1.9%
1.5%
6.5%

- Large Corporate/Middle Market/Specialty Lines represent 35% of C&I balances
  - Each specialty line is led by bankers with significant experience in that line of business
- Community/Retail Bank represents 65% of C&I balances

Health Care	Manufacturing
Finance/Insurance	Construction
R/E Leasing	Other Services
Retail Trade	R/E Other
Wholesale Trade	Accommoda. & Food Svcs.
Prof., Scientific, Tech. Svcs.	Transport. & Warehousing
Ag, Forestry, Fishing	Educational Svcs.
Arts, Entertainment, Rec.	All Other

Retail Portfolio

SYNOVUS

Total Retail Portfolio $4.96B


Other Consumer
7%
Consumer Lending Partnerships
9%
Credit Card
5%
HELOCs
33%
Consumer Mortgage
46%

Mortgage and HELOCs, the two largest concentrations, have strong credit indicators:

Credit Indicator	HELOC	Mortgage
Weighted Average credit score of 4Q16 originations	781	776
Weighted Average credit score of total portfolio	772	761
Average LTV	75.7%	75.8%
Average DTI	31.7%	31.9%
Utilization Rate	58.3%	N/A

- Credit Card portfolio performs well
  - Primarily in-market lending to bank customers
  - Average utilization rate 21.9%
  - Average credit score 736
  - Charge-offs below industry average
- Synovus has partnerships with GreenSky and SoFi
  - Currently $469.3 million in balances
  - GreenSky is a point-of-sale program where the customer applies with home improvement store, contractor, or other merchant
  - SoFi primarily refinances student loan debt

Portfolio Risk Distribution

SYNOVUS

(dollars in millions)

Risk Category	4Q15	3Q16	4Q16	4Q16 vs. 3Q16 Change	4Q16 vs. 4Q15 Change
Passing Grades	$21,502	$22,449	$23,122	$673	$1,620
Special Mention	456	384	325	(60)	(131)
Substandard Accruing	304	282	257	(25)	(47)
Non-Performing Loans	168	148	153	5	(15)
Total Loans	$22,430	$23,263	$23,856	$594	$1,427

Loan Loss Reserve Coverage Trends

SYNOVUS



(dollars in millions)
1.13%
$252
1.12%
$255
1.11%
$255
1.09%
$254
1.06%
$252
189%
174%
195%
199%
202%
150%
143%
166%
171%
164%
4Q15
1Q16
2Q16
3Q16
4Q16
Allowance for Loan Losses
ALL to NPLs
ALL to NPLs
(excluding NPLs for which the expected loss has been charged off)

Note: The addition of $357 million of loans from the Global One acquisition, which carry no reserve, resulted in 1.6 basis points of dilution of the ALL ratio.

Troubled Debt Restructurings

SYNOVUS

(dollars in millions)

Composition of December 2016 Performing TDRs

Risk Categories:



Substandard
43%
Pass
42%
Special Mention
15%

Loan Type:



Retail
17%
Inv. Prop.
16%
Resi. Prop.
16%
Land
8%
C&I
43%

Accruing TDR Trends



12.6% reduction from 4Q15
$224
$209
$205
$202
$196
4Q15
1Q16
2Q16
3Q16
4Q16

- 99% of performing TDRs are paid current; there are no performing TDRs 90+ days past due
- 57% of performing TDRs are rated better than substandard
- Most TDR designations are due to interest rate concessions
- 76% of performing TDRs are not residential or land-related

Substandard Accruing Loans

SYNOVUS

(dollars in millions)



15% reduction from 4Q15
$300
$200
$100
$0
$304
$195
$109
$288
$178
$110
$270
$163
$107
$282
$184
$98
$257
$172
$85
4Q15
1Q16
2Q16
3Q16
4Q16
Other Substandard Accruing Loans
Substandard Accruing TDRs

Composition of 4Q16 Substandard Accruing Loans



11%
72%
4%
4%
9%
Investment Properties
C&I
Retail
Land
Residential

Past Dues by Portfolio Type

SYNOVUS

	30-Days + Past Due		Outstanding Balance
(dollars in millions)	3Q16	4Q16	4Q16
Investment properties	**0.05%**	**0.05**	**$5,933**
1-4 family construction	0.00	0.15	190
1-4 family investment mortgage	0.77	0.67	697
Residential development	0.30	0.12	137
Residential properties	**0.57**	**0.50**	**1,024**
Land for future development	0.93	0.27	409
Total CRE	**0.18**	**0.12**	**7,366**
Commercial and industrial	0.25	0.25	11,552
Retail	0.45	0.55	4,964
Total	**0.27**	**0.27**	**$23,856 ***

*Includes unearned income of $26.0 million

Net Charge-offs by Type

SYNOVUS

(dollars in millions, % of average loans annualized)	2Q16		3Q16		4Q16	
Investment properties	$5.2	0.35%	$0.9	0.06%	($1.5)	(0.10%)
1-4 family properties	(2.6)	(0.92)	(0.5)	(0.17)	2.3	0.86
Land for future development	(0.5)	(0.46)	(0.6)	(0.57)	(0.2)	0.18
Total CRE	**2.1**	**0.11**	**(0.2)**	**(0.01)**	**0.6**	**0.03**
Commercial and industrial	2.1	0.08	4.7	0.17	5.0	0.17
Retail	2.0	0.18	2.4	0.20	2.8	0.22
Total net charge-offs	**$6.1**	**0.11%**	**$6.9**	**0.12%**	**$8.3**	**0.14%**

Non-GAAP Financial Measures

SYNOVUS

The following tables illustrate the method of reconciling the non-GAAP financial measures used in this slide presentation to the most directly comparable GAAP measure.

(dollars and shares in thousands)	2015	2016	4Q15	3Q16	4Q16
Net income available to common shareholders	$215,844	$236,546	$55,839	$62,686	$65,990
Add: Litigation contingency/settlement (recovery) expense	5,110	2,511	710	(189)	-
Add: Restructuring charges	36	8,267	69	1,243	42
Add: Merger-related expenses	-	1,636	-	550	1,086
Add: Fair value adjustment to Visa derivative	1,464	5,795	371	360	4,716
Add: Loss on early extinguishment of debt	1,533	4,735	1,533	-	-
Subtract: Investment securities gains, net	(2,769)	(6,011)	(58)	(59)	(5,885)
Tax effect of adjustments	(1,967)	(6,197)	(961)	(697)	15
Adjusted net income available to common shareholders	$219,251	$247,282	$57,503	$63,894	$65,964
Weighted average common shares outstanding, diluted	133,201	125,078	131,197	123,604	123,187
Adjusted diluted earnings per share	$1.65	$1.98	$0.44	$0.52	$0.54

(dollars and shares in thousands)	2015	2016	4Q15	3Q16	4Q16
Total average shareholders' equity	$3,017,899	$2,939,506	$3,015,067	$2,932,513	$2,912,687
Subtract: Average goodwill	(24,431)	(32,151)	(24,431)	(24,431)	(55,144)
Subtract: Average other intangible assets, net	(853)	(269)	(559)	(226)	(233)
Subtract: Average Series C Preferred Stock	(125,980)	(125,980)	(125,980)	(125,980)	(125,980)
Average tangible common equity	$2,866,635	$2,781,106	$2,864,097	$2,781,876	$2,731,330
Net income available to common shareholders annualized	$215,845	$236,545	$221,535	$249,377	$262,526
Add: amortization of intangibles, after-tax	317	328	77	-	252
	$216,162	$236,873	$221,612	$249,377	$262,778
Return on average tangible common equity (ROATCE)	7.54%	8.52%	7.74%	8.96%	9.62%

(in thousands)	4Q16	3Q16	Change
Total loans	23,856,391	23,262,887	593,504
Subtract: Acquired Global One loans	(356,665)	-	(356,665)
Total loans excluding acquired Global One loans	$23,499,726	$23,262,887	$236,839

Non-GAAP Financial Measures, continued

SYNOVUS

(in thousands)	2015	2016	4Q15	3Q16	4Q16
Total non-interest expense	$717,655	$755,925	$183,033	$185,871	$193,209
Subtract: Restructuring charges	(36)	(8,267)	(69)	(1,243)	(42)
Subtract: Fair value adjustment to Visa derivative	(1,463)	(5,795)	(371)	(360)	(4,716)
Subtract: Litigation contingency/settlement expenses	(5,110)	(2,511)	(710)	189	-
Subtract: Loss on early extinguishment of debt	(1,533)	(4,735)	-	-	-
Subtract: Merger-related expenses	-	(1,636)	(1,533)	(550)	(1,086)
Subtract: Amortization of intangibles	(503)	(521)	(123)	-	(400)
Adjusted non-interest expense	$709,010	$732,460	$180,227	$183,907	$186,965

(in thousands)	2015	2016	4Q15	3Q16	4Q16
Adjusted non-interest expense	709,010	732,460	180,227	183,907	186,965
Subtract: Foreclosed real estate expense	(22,804)	(12,838)	(4,454)	(2,725)	(2,840)
Subtract: Other credit costs	(8,853)	(6,701)	(2,410)	(2,913)	(1,969)
Adjusted non-interest expense excluding credit costs	$677,353	$712,921	$173,363	$178,269	$182,156
Net interest income	827,318	899,180	212,620	226,007	233,530
Add: Tax equivalent adjustment	1,304	1,286	311	330	322
Add: Total non-interest income	267,920	273,194	66,175	68,155	74,006
Add: Investment securities gains, net	(2,769)	(6,011)	(58)	(59)	(5,885)
Total revenues	$1,093,773	$1,167,649	$279,048	$294,433	$301,973
Adjusted efficiency ratio	61.93%	61.06%	62.13%	60.55%	60.32%

(in thousands)	4Q15	3Q16	4Q16
Total non-interest income	66,175	68,155	74,006
Add: Investment securities gains, net	(58)	(59)	(5,885)
Adjusted non-interest income	$66,117	$68,096	$68,121

Non-GAAP Financial Measures, continued

SYNOVUS

(in thousands)	2015	2016	4Q15	3Q16	4Q16
Total average deposits	$22,551,679	$23,880,021	$23,244,256	$24,030,330	$24,661,265
Subtract: Average brokered deposits	(1,421,948)	(1,306,217)	(1,185,093)	(1,409,740)	(1,380,931)
Subtract: Average time deposits excluding average SCM time deposits	(3,202,308)	(3,145,027)	(3,188,706)	(3,153,366)	(3,147,620)
Subtract: Average state, county, and municipal (SCM) deposits	(2,232,438)	(2,295,266)	(2,303,278)	(2,105,126)	(2,356,567)
Average core transaction deposit accounts	$15,694,985	$17,133,511	$16,567,179	$17,362,098	$17,776,147

(dollars in thousands)	4Q15	3Q16	4Q16
Total assets	$28,792,653	$29,727,096	$30,104,002
Subtract: Goodwill	(24,431)	(24,431)	(59,678)
Subtract: Other intangible assets, net	(471)	(225)	(13,223)
Tangible assets	$28,767,751	$29,702,440	$30,031,101
Total shareholders' equity	$3,000,196	$2,906,659	$2,927,924
Subtract: Goodwill	(24,431)	(24,431)	(59,678)
Subtract: Other intangible assets, net	(471)	(225)	(13,223)
Subtract: Series C Preferred Stock	(125,980)	(125,980)	(125,980)
Tangible common equity	$2,849,314	$2,756,023	$2,729,043
Tangible Common Equity ratio	9.90%	9.28%	9.09%

(dollars in thousands)	4Q16
Common equity Tier 1 (CET1)	$2,654,286
Adjustment related to capital components	(94,386)
Common equity Tier 1 (fully phased-in)	$2,559,900
Total risk-weighted assets (fully phased-in)	$26,900,331
Common equity Tier 1 (CET1) ratio (fully phased-in)	9.52%